UNITED STATES

SECRUITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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LIBERTY ALL-STAR EQUITY FUND

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LIBERTY ALL-STAR® EQUITY FUND (the “Equity Fund”)
LIBERTY ALL-STAR® GROWTH FUND, INC. (the “Growth Fund”)
(collectively, the “Funds”)
1290 Broadway, Suite 1000
Denver, Colorado 80203
(303) 623-2577

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 28, 2024

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the 2024 Joint Annual Meeting of Shareholders of the Funds (the “2024 Annual Meeting”) will be held at One Financial Center, 4th Floor, Boston, Massachusetts, 02111, on August 28, 2024 at 9:00 a.m. Eastern Time, and at any adjournments thereof. The purposes of the 2024 Annual Meeting are to consider and act upon the following matters, and to transact such other business, including any adjournment of the 2024 Annual Meeting, as may properly come before the 2024 Annual Meeting or any adjournments thereof:

1.	To approve a new Portfolio Management Agreement among the Growth Fund, ALPS Advisors, Inc. and Westfield Capital Management Company, L.P. (“Proposal 1”); and

2.	To elect two Directors of the Growth Fund (“Proposal 2”) and

3.	To elect two Trustees of the Equity Fund (“Proposal 3”).

The Boards of Trustees/Directors have fixed the close of business on June 11, 2024 as the record date (the “Record Date”) for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the 2024 Annual Meeting and any adjournments thereof.

YOUR VOTE AT THIS YEAR’S ANNUAL MEETING IS EXTREMELY IMPORTANT.

The Funds’ Boards of Trustees/Directors unanimously recommend that you vote FOR Proposals 1, 2 and 3.

By order of the Board of Trustees of the Equity Fund and the Board of Directors of the Growth Fund,

Mark T. Haley

President of the Funds

YOUR VOTE AT THIS YEAR’S ANNUAL MEETING IS EXTREMELY IMPORTANT -

PLEASE VOTE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

You are cordially invited to attend the 2024 Annual Meeting. We urge you, whether or not you expect to attend the 2024 Annual Meeting in person, to vote your shares. Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitations. After reviewing the enclosed materials, please vote, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the internet by logging on to the website indicated on your proxy card and following the instructions that will appear. This will ensure that your vote is counted even if you cannot attend the meeting in person. If you have any questions about the proposals or the voting instructions, please call EQ Fund Solutions, LLC at 866-207-2239.

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting to be held on August 28, 2024: This proxy statement is available on the internet at https://www.proxy-direct.com/lib-34006.

June 27, 2024

LIBERTY ALL-STAR® EQUITY FUND (the “Equity Fund”)
LIBERTY ALL-STAR® GROWTH FUND, INC. (the “Growth Fund”)
(collectively, the “Funds”)

PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS
August 28, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds (each a “Board” and together the “Boards”) to be used at the 2024 Joint Annual Meeting of Shareholders of the Funds (such meeting and any adjournments thereof being referred to collectively as the “2024 Annual Meeting” or the “Meeting”) to be held at One Financial Center, 4th Floor, Boston, Massachusetts, 02111, and at any adjournments thereof. Shareholders of record on June 11, 2024 (the Record Date”), are eligible to vote at the 2024 Annual Meeting.

The solicitation of proxies for use at the 2024 Annual Meeting is being made by the Funds by the mailing on or about July 1, 2024 of the Notice of Joint Annual Meeting of Shareholders. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of the Funds’ investment advisor, ALPS Advisors, Inc. (“AAI” or the “Fund Manager”), and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone or other electronic means. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to shareholders. The Funds have engaged EQ Fund Solutions, LLC, a proxy solicitation firm to assist in the solicitation of proxies with regards to Proposal 1. The estimated cost of this solicitation, to be borne by the Growth Fund, is $145,000.

The 2024 Annual Meeting is being held to vote on the matters described below:

Growth Fund: To approve a new Portfolio Management Agreement among the Growth Fund, AAI and Westfield Capital Management Company, L.P.

Growth Fund: Elect two Directors to the Board to a three-year term.

Equity Fund: Elect two Trustees to the Board to a three-year term.

PROPOSAL 1. APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT (GROWTH FUND ONLY).

Shareholders of the Growth Fund are being asked to approve a new Portfolio Management Agreement (see Exhibit A) among the Growth Fund, AAI and Westfield Capital Management Company, L.P. (“Westfield”) (the “Westfield Agreement” or “New Agreement”).

The Multi-Manager Methodology

The Fund allocates its portfolio assets among a number of independent investment management firms (each a “Portfolio Manager” and, collectively, the “Portfolio Managers”) recommended by the Fund Manager and approved by the Board, currently there are three Portfolio Managers for the Growth Fund. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time the Fund Manager rebalances the Fund’s assets among the Portfolio Managers. The Fund’s multi-manager methodology is based on the premise that most equity investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences and market fluctuations, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions. The Fund’s multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

The Portfolio Managers recommended by AAI represent a blending of different styles and/or strategies which, in AAI’s opinion, is appropriate for the Growth Fund’s investment objective and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. AAI continuously analyzes and evaluates the investment performance and portfolios of the Growth Fund’s Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager’s investment style or a Portfolio Manager’s departure from the investment style for which it was selected, changes deemed by AAI to be potentially adverse in a Portfolio Manager’s personnel, ownership, structure or organization, or a deterioration in a Portfolio Manager’s investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Growth Fund’s Portfolio Managers. Portfolio Manager changes, as well as rebalancing of the Growth Fund’s assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

Under the terms of an exemptive order issued to the Growth Fund and AAI by the U.S. Securities and Exchange Commission (“SEC”), the Growth Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by AAI in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and includes terms and conditions substantially similar to, the Growth Fund’s agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders no later than at the Growth Fund’s regularly scheduled annual meeting of shareholders following the effective date of the portfolio management agreement with the new or additional Portfolio Manager.

New Portfolio Management Agreement with Westfield

Since September 2, 2014, Sustainable Growth Advisers, LP (“Sustainable”) has managed the large cap growth portion of the Growth Fund’s portfolio. Consistent with the Growth Fund’s multi-manager methodology, AAI deemed it in the best interest of the Growth Fund to recommend, and the Board approved, the eventual reallocation to Westfield of the large cap growth portion of the Growth Fund’s portfolio that is managed by Sustainable. Accordingly, the new Westfield Agreement will be executed following shareholder approval. The Portfolio Management Agreement between the Fund, AAI and Sustainable (the “Sustainable Agreement” or “Old Agreement”) will continue until after the new agreement with Westfield is approved by shareholders and the reallocation of the large cap growth portion of the Growth Fund’s portfolio from Sustainable to Westfield, which is expected to occur following shareholder approval of the Westfield Agreement.

The hiring of Westfield is intended to enhance the mix of investment styles employed for the Growth Fund’s portfolio. Westfield manages large cap growth portfolios and follows a fundamental, bottom-up research driven investment process. AAI believes that Westfield’s growth at a reasonable price investment style that invests in companies with underappreciated earnings growth will better complement the philosophies of the Growth Fund’s other Portfolio Managers. AAI also believes that Westfield’s experienced investment team and favorable performance record will benefit the Growth Fund. Based upon these factors, AAI recommended that the Board approve a Portfolio Management Agreement among the Growth Fund, AAI and Westfield.

Based upon the foregoing and on AAI’s quantitative and qualitative analyses, AAI recommended, and, on June 6, 2024 the Growth Fund’s Board approved the hiring of Westfield, subject to shareholder approval. Accordingly, the Westfield Agreement will be effective following shareholder approval. The Sustainable Agreement, among Sustainable, AAI and the Growth Fund was last approved by shareholders on May 31, 2018. For the fiscal year ended December 31, 2023, the Growth Fund paid advisory fees of $2,505,758 to AAI and AAI paid advisory fees of $436,653 to Sustainable, $430,788 to Congress Asset Management Company, LLP and $383,017 to Weatherbie Capital, LLC. During the most recent fiscal year, Westfield was not a Portfolio Manager and therefore no fees were paid to Westfield by the Growth Fund, its affiliated persons or any affiliated person of such persons.

Differences between the Old and New Portfolio Management Agreements

The New Agreement is set forth in Exhibit A to this proxy statement. The terms of the New Agreement are materially the same as the terms of the Old Agreement and there will be no reduction or modification of the nature or level of advisory services. The portfolio management fee rate to be paid to Westfield under the New Agreement is the same as the fee rate for those services paid to Sustainable under the Old Agreement. In both cases, the sub-advisory fee is paid by AAI, not the Growth Fund.

Services Provided by the Portfolio Manager

The New Agreement essentially provides that Westfield, under the Board’s and AAI’s supervision and subject to the Growth Fund’s registration statement, will: (1) formulate and implement an investment program for the Fund’s assets assigned to Westfield; (2) decide what securities to buy and sell for the Fund’s portfolio (or the portion of the Fund’s portfolio managed by Westfield); (3) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund’s portfolio managed by Westfield); and (4) report results to the Board of the Growth Fund.

Term of the New Agreement

The New Agreement provides that it will continue in effect for an initial period beginning on the effective date thereof and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Growth Fund’s Board, including a majority of Independent Directors; or (ii) by vote of a majority of the outstanding voting securities of the Growth Fund.

Compensation under the New Agreement

For services provided to the Growth Fund, AAI will pay to Westfield, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by AAI for the previous calendar month at the annual rate of 0.40% of the Portfolio Manager’s Percentage (“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net assets in the portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (“Portfolio Manager Account”) by the Fund’s average daily net assets) of the average daily net assets of the Fund up to and including $300 million; and 0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Termination of the New Agreement

The New Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or Fund Manager, or ninety (90) days’ written notice to the Fund and Fund Manager in the case of termination by the Portfolio Manager. Each New Portfolio Management Agreement will also terminate upon its assignment (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)). The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of the Portfolio Manager

The New Agreement provides that Westfield will not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Growth Fund, except for liability arising from the Westfield’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to Westfield in its actions under the New Agreement or breach of its duty or of its obligations under the New Agreement (provided, however, that the New Agreement shall not be construed to protect Westfield from liability in violation of Section 17(i) of the 1940 Act).

Board Evaluation and Recommendation

At its meeting on June 6, 2024, the Growth Fund’s Board of Directors, including all of the Independent Directors, approved the New Agreement, subject to shareholder approval. Before approving the New Agreement, the Directors considered management’s recommendations as to the approval of the New Agreement. As part of the Board’s approval process, legal counsel to the Independent Directors requested certain information from Westfield, and the Directors received reports from Westfield and AAI that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Directors with a memorandum regarding their responsibilities in connection with the approval of the New Agreement.

The Board did not consider any single factor or particular information that was most relevant to its consideration to approve the New Agreement and each Director may have afforded different weight to the various factors. In voting to approve the New Agreement, the Board considered the overall fairness of the Agreement and the factors it deemed relevant with respect to the Growth Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Growth Fund under the New Agreement; (2) Westfield’s investment performance ; (3) the fees to be paid by the Fund and the fees charged by Westfield to other clients, as applicable; (4) whether fee rate levels reflect economies of scale for the benefit of investors; (5) the costs of the services provided and profits to be realized by Westfield from its relationship with the Fund; and (6) any other benefits to be derived by Westfield as a result of its relationship with the Fund.

Nature, Extent and Quality of Services. The Board considered information regarding Westfield’s investment philosophy and process. This included that AAI believes that Westfield’s growth at a reasonable price investment style that invests in companies with underappreciated earnings growth will better complement the philosophies of the Growth Fund’s other Portfolio Managers. In addition, the Board reviewed the background and experience of the personnel who would be responsible for managing the large cap growth portion of the Growth Fund’s portfolio. The Board also considered Westfield’s compliance program and compliance record. The Board concluded that the nature, extent and quality of the services to be provided by Westfield were consistent with the terms of the New Agreement and that the Growth Fund was likely to benefit from services provided by Westfield under the New Agreement.

Investment Performance. The Board considered Westfield’s large cap investment performance relative to the Russell 1000® Growth Index and a comparable peer group. The Board concluded that Westfield’s large cap investment performance has been reasonable.

Fees and Expenses. In evaluating the New Agreement, the Board reviewed the proposed fee rate for services to be performed by Westfield on behalf of the Growth Fund. The Board considered that the fee rate to be paid to Westfield under the New Agreement is the same as the fee rate paid to Sustainable. The Board also noted that the fee schedule for the New Agreement has breakpoints at which the fee rate declines as the Growth Fund’s assets increase above the breakpoint. The Board concluded that the fees payable to Westfield under the New Agreement were reasonable in relation to the nature and quality for the services expected to be provided, taking into account the fee rates that Westfield charges to other clients.

Economies of Scale. The Board considered Westfield’s representation that it anticipates that it will experience economies of scale in connection with the services that it provides to the Growth Fund. The Board concluded that the breakpoints in the proposed fee schedule reflect economies of scale associated with the services to be provided to the Growth Fund that Westfield may realize as the Growth Fund’s assets increase.

Costs of Services. The Board considered that the fee under the New Agreement would be paid to Westfield by AAI, not the Fund, and noted the arm’s-length nature of the relationship between AAI and Westfield with respect to the negotiation of the fee rate on behalf of the Growth Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Growth Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Growth Fund than Westfield’s costs and profitability. The Board noted that it would be considering AAI’s costs and profitability in connection with its review of the Growth Fund’s Management Agreement in 2024.

Other Benefits to be derived by Westfield. The Board considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that Westfield might receive in connection with its association with the Growth Fund. In addition, the Board acknowledged that Westfield’s well-established stand-alone management relationships independent of the Growth Fund and the regulatory risks Westfield would assume in connection with the management of the Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Westfield by virtue of its relationship with the Growth Fund appear to be fair and reasonable.

Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair, and that the approval of the New Agreement was in the best interests of the Growth Fund and its shareholders. The Board unanimously voted to approve and recommend to the shareholders of the Growth Fund that they approve the New Agreement.

General Information regarding Westfield

Westfield is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Westfield is 100% employee owned.

Principal Executive Officers and Directors

The following are the principal executive officer, certain other officers and directors of Westfield:

Name and Address(1)	Position with Westfield and Principal Occupation
William Muggia	President, CEO and CIO
Richard Lee	CIO
John Montgomery	COO
Katie Kearney	CFO and CCO
Dee Silveira	CTO
(1)	Westfield Capital Management, One Financial Center, Boston, MA 02111

Other Funds Managed

In addition to the management services to be provided to the Growth Fund, Westfield also provides advisory and sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to Westfield by those funds having investment objectives similar to those of the Growth Fund is set forth below:

Name of Comparable Fund	Comparable Fund Assets (as of 12/31/2023)	Comparable Fund Contractual Fee Rate	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Subadvised Multi-Managed U.S. Mutual Fund	$1.5 billion	0.50% 1st $50M; 0.40% next $450M; 0.35% above $500M.	None

Required Vote

Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Growth Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Growth Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

In the event that the shareholders of the Growth Fund fail to approve the New Agreement with Westfield, the New Agreement will terminate and AAI will continue with the portfolio assets under management by Sustainable.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE GROWTH FUND VOTE “FOR” PROPOSAL 1.

PROPOSALS 2 and 3. ELECTION OF TRUSTEES AND DIRECTORS

Introduction

Each Fund’s Board provides broad oversight over the affairs of its respective Fund. AAI is responsible for the investment management of the Funds’ assets and AAI’s affiliate, ALPS Fund Services, Inc., provides a variety of administrative services to each Fund. The officers of each Fund are responsible for its operations.

Each Fund’s Board is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meetings of Shareholders (or special meeting in lieu thereof) each year or such later date as his or her successor shall have been elected and shall have qualified.

Shares of the Funds represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is executed and returned, the enclosed proxy will be voted for the election of the following persons to hold office until final adjournment of the Annual Meeting of Shareholders of the applicable Fund for the year set forth below (or special meeting in lieu thereof):

Growth Fund

Nominee	Title	Tenure
Thomas W. Brock	Director since 2005	Tenure to end 2027
John J. Neuhauser	Director since 1998	Tenure to end 2027

Equity Fund

Nominee	Title	Tenure
Edmund J. Burke	Trustee since 2006	Tenure to end 2027
Maureen K. Usifer	Trustee since 2018	Tenure to end 2027

If elected, each of the above-named Trustee and Directors has consented to serve as Trustee or Director following the 2024 Annual Meeting and each is expected to be able to do so. If any of them are unable or for a good cause will not do so at the time of the 2024 Annual Meeting, proxies will be voted for such substitute as the applicable Board may recommend (unless authority to vote for the election of Trustees or Directors, as the case may be, has been withheld).

The Boards of the Funds

The Funds are governed by their respective Boards. Each Board is responsible for and oversees the overall management and operations of its respective Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts for the Equity Fund and the State of Maryland for the Growth Fund, as well as such Fund’s stated investment objective and policies. Each Board oversees its respective Fund’s officers and service providers, including AAI, which is responsible for the management of the Funds’ day-to-day operations, based on policies and agreements reviewed and approved by the Boards. In carrying out these responsibilities, the Boards regularly interact with and receive reports from senior personnel of service providers, including AAI’s investment personnel and the Funds’ Chief Compliance Officer (“CCO”). The Boards also are assisted by the Funds’ independent registered public accounting firm (“Auditors”) (who reports directly to each Fund’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Boards.

The Boards Risk Oversight Responsibilities

Consistent with their responsibility for oversight of the Funds, the Boards oversee the management of risks relating to the administration and operation of the Funds. AAI, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Boards, in the exercise of their reasonable business judgment, also separately consider potential risks that may impact the Funds. The Boards perform this risk management oversight directly and, as to certain matters, through the Audit Committees and through the Board members who are not “interested persons” of the Funds (“Independent Trustees/Directors”) as defined in Section 2(a)(19) of the 1940 Act. The following provides an overview of the principal, but not all, aspects of the Boards’ oversight of risk management for the Funds.

In general, the Funds’ risks include, among others, investment performance and investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk. The Boards have adopted, and periodically review, policies and procedures designed to address these and other risks to the Funds. In addition, under the general oversight of the Boards, AAI and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, AAI, as the Funds’ investment manager, oversees and regularly monitors the investments, operations and compliance of the Funds’ investment sub-advisers (referred to herein as “Portfolio Managers”).

The Boards also oversee risk management of the Funds through review of regular reports, presentations and other information from officers of the Funds and other persons. Senior officers of the Funds, senior officers of AAI and the Funds’ CCO regularly report to the Boards on a range of matters, including those relating to risk management. The Boards also regularly receive reports from AAI with respect to the investments and securities, trading activities of the Funds, as well as the premium or discount to net asset value at which the Funds’ shares are trading on the New York Stock Exchange (“NYSE”). In addition to regular reports from AAI, the Boards receive reports regarding other service providers to the Funds, either directly or through AAI or the Funds’ CCO, on a periodic or regular basis. At least annually, the Boards receive a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Boards receive reports, presentations and other information from AAI in connection with the Boards’ consideration of the renewal of the Funds’ agreements with AAI and the Portfolio Managers.

Senior officers of the Funds and senior officers of AAI also report regularly to each Fund’s Audit Committee on valuation matters and on the Funds’ internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committees receive regular reports from the Funds’ Auditors on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees/Directors meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance programs. The Boards’ oversight role does not make the Boards a guarantor of the Funds’ investments or activities.

Board Structure and Related Matters

The 1940 Act requires that at least 40% of the Equity Fund’s Trustees and the Growth Fund’s Directors be Independent Trustees/Directors. In addition, to rely on certain exemptive rules under the 1940 Act, a majority of each Fund’s Board must be composed of Independent Trustees/Directors. Currently, all of the Fund’s Trustees or Directors are Independent Trustees/Directors. Thomas W. Brock, an Independent Trustee/Director, serves as Chairman of each Board. The Chairman’s responsibilities include presiding at all meetings of the Boards and serving as a liaison with other Trustees/Directors, the Funds’ officers and other management personnel and counsel to the Funds. The Chairman also performs such other duties as the Boards may from time to time determine.

The Trustees/Directors discharge their responsibilities collectively as a Board, as well as through the Audit Committees, which operate pursuant to a charter approved by the respective Board. As summarized below, the Audit Committees oversee specific matters related to oversight of the Funds’ Auditors. The members and responsibilities of each Board are summarized below.

Each Board periodically evaluates its structure and composition as well as various aspects of its operations. Each Board believes that its leadership structure, including its Chairman position, is appropriate for its respective Fund in light of, among other factors, such Fund’s asset size and nature of its operations and the Board’s responsibilities. The Boards also believe that the fact that the Chairman is not affiliated with AAI is appropriate in light of the services that AAI and its affiliates provide to the Funds and the potential conflicts of interest that could arise from these relationships. On an annual basis, the Boards and the Audit Committees conduct a self-evaluation that considers, among other matters, whether the Boards and the Audit Committees are functioning effectively and whether, given the size and composition of the Boards and the Audit Committees, the Trustees/Directors are able to effectively oversee the Funds.

The Boards hold four regularly scheduled meetings each year. The Boards may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees/Directors also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The table below sets forth the names, addresses and years of birth of the Trustees/Directors of the Funds, the year each was first elected or appointed to office, their term of office (which will end on the final adjournment of the annual meeting (or special meeting in lieu thereof) held in the year set forth in the table), their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director in the Fund Complex and their other directorships of public companies.

NAME (YEAR OF BIRTH) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD
Independent Trustees/Directors
Thomas W. Brock Year of Birth: 1947	Trustee since 2005; Chairman since 2015; Term expires 2026	Director since 2005; Chairman since 2015; Term expires 2024	Chief Executive Officer, Silver Bay Realty (2016-2017); Acting Chief Executive Officer, Silver Bay Realty (2016), Director, Silver Bay Realty (2012-2017)	2	Trustee, 1290 Funds (since 2016)
Edmund J. Burke Year of Birth: 1961	Trustee since 2006; Term expires 2024	Director since 2006; Term expires 2025	Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019.	34	Trustee, ALPS ETF Trust (since 2017); Trustee, Financial Investors Trust (since 2009); Trustee, Clough Global Dividend and Income Fund (since 2004); Trustee, Clough Global Equity Fund (since 2006); Trustee, Clough Global Opportunities Fund (since 2006)

NAME (YEAR OF BIRTH) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD
Milton M. Irvin Year of Birth: 1949	Trustee since 2018; Term expires 2025	Director since 2018; Term expires 2026	Retired (2012); Chair, Advisory Board Member Castle Oak Securities (2012-present); Chair, Investment Committee Member Executive Leadership Council (2006-2020); Chair, Board Member South Carolina State University (2015-2020); Graduate Executive Board Member Wharton School (2009-2016)	2	None
John J. Neuhauser Year of Birth: 1943	Trustee since 1998; Term expires 2025	Director since 1998; Term expires 2024	Retired. Formerly, President, St. Michael’s College (2007-2018); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from 1999-2005, Boston College)	2	None

NAME (YEAR OF BIRTH) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD
Maureen K. Usifer Year of Birth: 1960	Trustee since 2018; Term expires 2024	Director since 2018; Term expires 2026	Director PC Construction (2021-Present); Board Member Green Mountain Care Board (2017-2021); Board Advisor, Healthy Living Market (2017-2023); Board of Trustees, Saint Michael’s College (2015-Present), and Chief Financial Officer, Seventh Generation, Inc. (2012-2016)	2	Director, BlackRock TCP Capital Corp (2024-Present); Trustee, BlackRock Private Credit Fund (2022-Present); Director, BlackRock Direct Lending Corp (2024-Present)

*	The address for all Trustees/Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Aristotle Capital Management, LLC, Congress Asset Management Company, LLP, Fiduciary Management, Inc., Pzena Investment Management, LLC, Sustainable Growth Advisers, LP, TCW Investment Management Company, Weatherbie Capital, LLC, and Westfield Capital Management Company, L.P.

The Boards believe that the significance of each Trustee’s/Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee/Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee/Director, or particular factor, being indicative of board effectiveness. In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee/Director, the following provides further information about the qualifications and experience of each Trustee/Director.

Independent Trustees/Directors

Thomas W. Brock: Mr. Brock has extensive investment management and organizational management experience as chief executive officer of an SEC-registered investment adviser, chairperson and trustee of an open-end investment company, adjunct graduate business school professor and multiple years of service as a Trustee of the Equity Fund and Director of the Growth Fund.

Edmund J. Burke: Mr. Burke has extensive management and operational experience in the investment management industry as former chief executive officer and president of AAI’s parent company, a financial services holding company, a former director of AAI and certain of its affiliated companies, trustee, chairman and president of an open-end investment company, trustee and president of closed-end investment companies and multiple years of service as a Trustee of the Equity Fund and a Director of the Growth Fund.

Milton M. Irvin: Mr. Irvin has extensive experience in the financial services industry. He has served as a board member for universities and graduate schools. Mr. Irvin has also served as an investment committee member for a not-for-profit entity and has multiple years of service as a Trustee of the Equity Fund and Director of the Growth Fund.

John J. Neuhauser: Dr. Neuhauser has extensive investment management experience as an investment company trustee and executive management experience in higher education as a university president, vice president, dean and professor and multiple years of service as a Trustee of the Equity Fund and Director of the Growth Fund.

Maureen K. Usifer: Ms. Usifer has extensive financial accounting experience as an audit committee chairperson and SEC financial expert of a business development fund. She has served as a board member in a financial regulatory oversight position for the state of Vermont and a trustee for a private college, serving on the operations and audit committee. Ms. Usifer has also served as chief financial officer of both public and private companies and has multiple years of service as a Trustee of the Equity Fund and Director of the Growth Fund.

During the fiscal year ended December 31, 2023, the Growth Fund Board held four meetings, the Equity Fund Board held four meetings, and the Audit Committees held four meetings. Each of these Board and Audit Committee meetings, were held jointly by the Funds. All sitting Trustees/Directors were present at all meetings. The Funds do not have a formal policy on Trustee/Director attendance at annual meetings of shareholders. None of the Trustees/Directors attended the Funds’ 2023 annual meetings of shareholders.

Shareholders may communicate with the Trustees/Directors as a group or individually. Any such communications should be sent to the Funds’ Boards or an individual Trustee/Director in writing, c/o the Secretary of the Liberty All-Star Funds, 1290 Broadway, Suite 1000, Denver, CO 80203. The Secretary may determine not to forward any letter to the Board or a Trustee/Director that does not relate to the business of the Funds.

Principal Officers

Each person listed below serves as an officer of the Funds. The Boards elect the Funds’ officers each year. Each Fund officer holds office until his or her successor is duly elected by the Board and qualified or his or her removal, resignation or death. Each Fund officer serves at the pleasure of the Board. The following table provides basic information about the officers of the Funds as of the date of this Proxy Statement, including their principal occupations during the past five years, although their specific titles may have varied over that period.

Name (Year of Birth) and Address*	Position with the Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Mark T. Haley, CFA (1964)	President	2023	President of the Liberty All-Star Funds (since April 2023); Senior Vice President of the Liberty All-Star Funds (January 1999-April 2023); Senior Vice President, ALPS Advisors, Inc. (“AAI”) (since 2022); Vice President, AAI (2006-2021); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Funds as defined under the 1940 Act.
Robert Milas, CFA, CAIA (1966)	Vice President	2022	Vice President of the Liberty All-Star Funds (since December 2022); Director of Research, ALPS Advisors, Inc. (since 2022); Chief Investment Officer, Alpha Pension Group (2018-2022). Mr. Milas is deemed an affiliate of the Fund as defined under the 1940 Act.
Erich Rettinger (1985)	Treasurer	2021	Vice President of ALPS Advisors, Inc. (since 2021); Vice President and Fund Controller of ALPS Fund Services, Inc. (2013-2021). Mr. Rettinger is also Treasurer of Principal Real Estate Income Fund and ALPS ETF Trust and President of ALPS Variable Investment Trust. Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act.
Matthew Sutula (1985)	Chief Compliance Officer	2019	Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) (since 2016). Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of ALPS ETF Trust, Principal Real Estate Income Fund and ALPS Variable Investment Trust. Mr. Sutula is deemed an affiliate of the Fund as defined under the 1940 Act.

Name (Year of Birth) and Address*	Position with the Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Sareena Khwaja-Dixon (1980)	Secretary	2016	Managing Counsel of ALPS Fund Services, Inc. (“ALPS”) (since 2024); Principal Legal Counsel and Vice President of ALPS (2020-2024); Senior Counsel and Vice President of ALPS (2015-2020). Ms. Khwaja-Dixon is also Assistant Secretary of RiverNorth Opportunities Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Funds, and RiverNorth Opportunistic Municipal Income Fund, Inc. Ms. Khwaja-Dixon is deemed an affiliate of the Fund as defined under the 1940 Act.
Gina Meyer (1980)	Assistant Treasurer	2024	Vice President of ALPS Advisors, Inc. (since 2023); Vice President, Sr. Relationship Manger at Northern Trust (August 2022 to October 2023); Client Engagement Manager at Standish Management (July 2021 to August 2022); and Fund Controller and Client Relationship Manager at ALPS Fund Services, Inc. (November 2012 to June 2021). Ms. Meyer is also Treasurer of ALPS Variable Investment Trust. Ms. Meyer is deemed an affiliate of the Fund as defined under the 1940 Act.

Audit Committee

The Funds have separately designated Audit Committees. Messrs. Brock, Burke, Irvin and Neuhauser and Ms. Usifer (Committee Chairman) are members of the Audit Committee of each Fund. Each Fund’s Audit Committee is comprised only of Board members who are “independent” (as defined in the NYSE Listing Standards for trustees/directors of closed-end investment companies) of the Funds and who are also not “interested persons” (as defined under the 1940 Act) of the Funds. Each Board has determined, in accordance with NYSE Listing Standards that each member of the Audit Committees is financially literate and has determined that Ms. Usifer is each Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards.

Each Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee’s structure, duties and powers and methods of operation. A copy of the Audit Committee Charter is available on the Funds’ website at www.all-starfunds.com. The principal function of each Audit Committee is to assist Board oversight of: (1) the integrity of the Funds’ financial statements; (2) the Funds’ compliance with legal and regulatory requirements; (3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the Auditors); (4) the performance of AAI’s internal audit function; and (5) the performance of the Auditors. Each Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Auditors (including the resolution of disagreements between management and the Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

Audit Committee Report

In performing its oversight function, at a meeting held on February 22, 2024, the Audit Committee reviewed and discussed with management of the Funds and the independent accountant, Cohen & Company, Ltd. the audited financial statements of the Funds as of and for the fiscal year ended December 31, 2023, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Funds and such other matters brought to the attention of the Audit Committee by the independent accountant required by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received from the independent accountant the written disclosures and letters required by the PCAOB, and discussed the relationship between the independent accountant and the Funds and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to each Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committees are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Funds’ independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Funds’ independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, each Audit Committee recommends that each Fund’s audited financial statements, subject to the modifications discussed at the February 22, 2024 Audit Committee meeting, be included in each Fund’s Annual Report for the fiscal year ended December 31, 2023.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND’S BOARD OF TRUSTEES/DIRECTORS

Thomas W. Brock Edmund J. Burke	Milton M. Irvin John J. Neuhauser Maureen K. Usifer

Nomination Information

Each Fund’s Nominating and Governance Committee of the Board of Trustees/Directors (“Nominating and Governance Committee” or the “Committee”) is comprised of five independent Trustees/Directors namely Messrs. Brock, Burke, Irvin and Neuhauser (Committee Chairman) and Ms. Usifer. Each Fund’s Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter (the “Charter”) that was most recently reviewed and approved by the Committee on December 8, 2023. The Nominating and Governance Committee met twice during the fiscal year ended December 31, 2023. The Charter states that meetings will be held on an as-needed basis, but no less than annually. Each Fund’s Nominating and Governance Committee is responsible for identifying and recommending to the Board of Trustees/Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created, and to evaluate the effectiveness of the Board in governing and overseeing the management of the respective Fund.

The Nominating and Governance Committee will consider Trustee/Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board of Trustees/Directors, the qualifications of the candidate and the interests of shareholders. Shareholders wishing to recommend candidates to the Nominating and Governance Committee should submit such recommendations to the Secretary of the Funds at 1290 Broadway, Suite 1000, Denver, CO 80203, who will forward the recommendations to the Committee for consideration. Shareholders wishing to nominate a candidate to be considered at an annual or special meeting must provide timely notice to the Funds and be entitled to vote on the nominee at the time notice is given. All information packages regarding a candidate that are satisfactorily completed in accordance with the Committee’s Charter will be forwarded to the full Boards for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees/Directors of a Fund is expected to be increased and in light of anticipated vacancies. The Committee has the sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. The Committee Charter (which is available at www.all-starfunds.com) includes Independent Trustee/Director qualifications and criteria that the Committee will assess in determining whether it will consider a shareholder’s submission. In addition, the By-Laws of each Fund contain detailed requirements regarding qualifications for Independent Trustees/Directors and information that must be included with any nomination for Independent Trustee/Director or shareholder proposal.

The following are some of the requirements and criteria in the Committee Charter and By-Laws:

(a)	The nominee must satisfy all qualifications provided under the Committee Charter and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(b)	The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

(c)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(d)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(e)	The nominee may not be an executive officer, Trustee/Director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(f)	The nominee may not control (as that term is defined under the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(g)	A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

The following is a summary of requirements in the Funds’ By-Laws that must be provided to a Fund regarding the shareholder or shareholder group submitting a proposed nominee and that will be considered by the Committee:

(a)	Information on the proposed nominee, including name, address, age and occupation.

(b)	Information on shares owned beneficially and of record.

(c)	Descriptions of any agreements, arrangements, or understandings (including profit interest or options) involving the Proposed Nominee and any other shareholder of record or beneficially.

(d)	A description of all commercial and business relationships and all transactions the Proposed Nominee has had with any other shareholder of record or beneficially.

(e)	A representation that the Proposed Nominee will qualify as a non-interested Trustee/Director under Section 2(a)(19) of the 1940 Act and rules thereunder.

(f)	A representation that the Proposed Nominee meets the Trustee/Director Qualifications set forth on Article III of the Fund’s By-Laws.

(g)	Such other information requested by the Committee required to be disclosed in a proxy statement.

(h)	Written consent of the Proposed Nominee to being named a nominee and to serving as a Trustee/Director.

(i)	A certificate that the Proposed Nominee will not become a party to any agreement, arrangement or understanding not disclosed to the Fund.

The nominee must provide to the Committee all information requested by the Committee that is related to the requirements and criteria in the Committee Charter and By-Laws.

When considering prospective nominees, the Nominating and Governance Committee may consider, among other things, a prospective nominee’s general experience, qualifications, attributes and such other qualifications as the Committee may deem appropriate from time to time. These qualifications may include whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets or investment advice. For candidates to serve as Independent Trustees/Directors, independence from the Funds’ investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Committee will evaluate whether a candidate is an “interested person” under the 1940 Act. The Committee will also consider whether a prospective candidate’s workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs. In considering nominees, the Committee will also consider the diversity of the Boards with respect to professional experience, education, skill and viewpoint.

The Nominating and Governance Committee will initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by an Independent Trustee/Director by telephone to discuss the position; if there appears to be sufficient interest, an in-person meeting with one or more Independent Trustees/Directors will be arranged. If the Committee, based on the results of these contacts, believes it has identified a viable candidate, it will air the matter with the full Boards for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Compensation

The Nominating and Governance Committee reviews the compensation of the Independent Trustees/Directors. The following table shows, for the fiscal year ended December 31, 2023, the compensation received from each Fund by the Trustees/Directors and the aggregate compensation paid to the Trustees/Directors for service on the Boards of funds within the Fund Complex. Neither Fund has a bonus, profit sharing or retirement plan.

	Aggregate Compensation from the Equity Fund	Aggregate Compensation from the Growth Fund	Total Compensation from the Fund Complex*
Independent Trustees/Directors
Thomas W. Brock	$71,989	$27,011	$99,000
Edmund J. Burke	$60,359	$22,641	$435,000
Milton M. Irvin	$60,359	$22,641	$83,000
John J. Neuhauser	$64,720	$24,280	$89,000
Maureen K. Usifer	$64,720	$24,280	$89,000

*	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Aristotle Capital Management, LLC, Congress Asset Management Company, LLP, Fiduciary Management, Inc., Pzena Investment Management, LLC, Sustainable Growth Advisers, LP, TCW Investment Management Company, Weatherbie Capital, LLC, and Westfield Capital Management Company, L.P.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee/Director as of December 31, 2023 (i) in each of the Funds and (ii) in all funds overseen by the Trustee/Director in the Fund Complex.

Name of Trustee/Director	Dollar Range of Equity Securities Owned in the Equity Fund	Dollar Range of Equity Securities Owned in the Growth Fund	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee/Director in Family of Investment Companies*
Independent Trustees/Directors
Thomas W. Brock	$500,001-$1,000,000	$100,001-$500,000	$500,001-$1,000,000
Edmund J. Burke	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Milton M. Irvin	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
John J. Neuhauser	$100,001-$500,000	$10,001-$50,000	$100,001-$500,000
Maureen K. Usifer	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000

*	The Funds’ Family of Investment Companies is comprised of the Equity Fund and the Growth Fund.

The following table shows the ownership of the Trustees/Directors and Executive Officers in each of the Fund’s shares as of December 31, 2023. Each Trustee and Executive Officer and all Trustees and Executive Officers as a group owned less than 1% of the Fund’s outstanding shares of each Fund as of December 31, 2023.

Name of Trustee/Director and Executive Officer	Number of Shares Owned In the Equity Fund	Number of Shares Owned In the Growth Fund
Independent Trustees/Directors
Thomas W. Brock	85,000	60,142
Edmund J. Burke	2,500	2,800
Milton M. Irvin	7,008	8,378
John J. Neuhauser	18,448	3,057
Maureen K. Usifer	4,400	4,800
Executive Officers
Mark T. Haley	127,029	114,059
Erich Rettinger	0	0
All Trustees/Directors and Executive Officers as a Group	244,385	193,236

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee/Director purchased or sold securities exceeding 1% of the outstanding securities of any class of shares of AAI or any Portfolio Manager or of such entity’s parents or subsidiaries.

As of December 31, 2023, no Independent Trustee/Director or any of their immediate family members owned beneficially or of record any class of securities of another investment adviser or Portfolio Manager of either of the Funds or any person controlling, controlled by or under common control with any such entity.

Required Vote

Each nominee will be voted on separately. The election of the Trustees of the Equity Fund and the Directors of the Growth Fund is by the affirmative vote of a majority of the total number of votes entitled to be cast thereon. Since two Trustees of the Equity Fund and two Directors of the Growth Fund are to be elected, each must receive a majority of the total number of votes entitled to be cast at the 2024 Annual Meeting in order to be elected. In the event a candidate does not get a majority of the votes, he or she will hold over in accordance with applicable state law and each Fund’s organization documents.

THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH NOMINEE IN PROPOSALS 2 AND 3.

OTHER BUSINESS

The Boards know of no other business to be brought before the 2024 Annual Meeting. However, if any other matters properly come before the 2024 Annual Meeting, it is the intention of the Boards that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

OTHER INFORMATION

The December 31, 2023 Annual Report for each Fund was mailed to shareholders prior to this Proxy Statement. You may obtain an additional copy of the Annual Report and/or the Semi-Annual Report for each Fund, free of charge, by writing to the Fund c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, or by calling 1-800-241-1850. An electronic copy of the Annual Report and the Semi-Annual Report for each Fund are available at www.all-starfunds.com.

MANAGEMENT

AAI, 1290 Broadway, Suite 1000, Denver, CO 80203, is the Funds’ investment adviser. Pursuant to its Fund Management Agreements with the Funds, AAI implements and operates the Funds’ multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Funds’ assets, subject to the Funds’ investment objectives and policies and any directions of the Trustees/Directors. AAI recommends to the Boards the investment management firms (currently five for the Equity Fund and three for the Growth Fund) for appointment as Portfolio Managers of the Funds. ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado, 80203, an affiliate of AAI, provides administrative services to the Funds under an Administration, Bookkeeping and Pricing Services Agreement with each Fund.

The names and addresses of the Funds’ current Portfolio Managers are as follows:

Equity Fund

Aristotle Capital Management, LLC
11100 Santa Monica Blvd.,
Los Angeles, CA 90025

Fiduciary Management, Inc.
790 North Water Street
Milwaukee, Wisconsin 53202

Pzena Investment Management, LLC
320 Park Avenue
New York, NY 10022

Sustainable Growth Advisers, LP
3 Stamford Plaza
301 Tresser Boulevard
Stamford, CT 06901

TCW Investment Management Company
515 South Flower Street
Los Angeles, CA 90071

Growth Fund

Congress Asset Management Company, LLP
Two Seaport Lane
Boston, MA 02210

Sustainable Growth Advisers, LP
3 Stamford Plaza
301 Tresser Boulevard
Stamford, CT 06901

Weatherbie Capital, LLC
265 Franklin Street
Boston, MA 02110

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Boards selected Cohen & Company, Ltd. (“Cohen”) to serve as the Funds’ independent registered public accountants. Cohen serves as the Auditors for each Fund and provides audit services, audit-related services, tax services and/or other services to the Funds. Representatives of Cohen are not expected to be present or be available to answer questions at the 2024 Annual Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Pre-Approval of Audit and Non-Audit Services

Each Fund’s Audit Committee is required to pre-approve the engagement of the Fund’s Auditor to provide audit and non-audit services to the Fund and non-audit services to AAI or any entity controlling, controlled by or under common control with AAI that provides ongoing services to the Fund (“AAI Affiliates”), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the Auditor.

The Funds’ Audit Committees have adopted a Policy for Engagement of Auditors for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Funds’ Auditors to provide: (i) audit and permissible audit-related, tax and other services to the Funds; (ii) non-audit services to AAI and AAI Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to AAI and AAI Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committees if it is to be provided by the Auditors. Pre-approval of non-audit services to the Funds, AAI or AAI Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committees may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the applicable Audit Committee at its next regular meeting. The Audit Committees’ responsibilities with respect to the pre-approval of services performed by the Auditors may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Fund Administration to submit to the Audit Committees, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Fund’s Audit Committee is in agreement with the specific types of services that the Auditors will be permitted to perform.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth for each Fund the aggregate fees charged by Cohen for the fiscal year ended December 31, 2023 and December 31, 2022 for professional services rendered for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to AAI and AAI Affiliates that relate directly to the Funds’ operations and financial reporting under the following captions:

(i)	Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees.”

(iii)	Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

(iv)	All Other Fees - fees for products and services provided to the Fund by Cohen other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

	Fiscal Year	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Fees (Audit Related + Tax Fees)
Equity Fund	2022	$18,000	$0	$3,500	$0	$3,500
	2023	$18,000	$0	$3,500	$0	$3,500
Growth Fund	2022	$16,500	$0	$3,500	$0	$3,500
	2023	$16,500	$0	$3,500	$0	$3,500
AAI & AAI Affiliates	2022	$0	$0	$0	$0	$0
(relating directly to the operating and financial reporting of the Equity Fund)	2023	$0	$0	$0	$0	$0
AAI & AAI Affiliates	2022	$0	$0	$0	$0	$0
(relating directly to the operating and financial reporting of the Growth Fund)	2023	$0	$0	$0	$0	$0

During the Funds’ fiscal years ended December 31, 2023 and 2022, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the “Audit Fees,” “Audit-Related Fees” and “Tax Fees” by Cohen were pre-approved by each Fund’s Audit Committee. Each Fund’s Audit Committee has determined that the provision by Cohen of non-audit services to AAI and/or AAI Affiliates that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Funds) was compatible with maintaining the independence of Cohen as the Funds’ Auditors. All services provided by Cohen to a Fund for the fiscal years ended December 31, 2023 and 2023 that were required to be pre-approved by the Audit Committees were pre-approved.

INFORMATION ABOUT THE 2024 ANNUAL MEETING

Solicitation of Proxies

The solicitation of proxies for use at the 2024 Annual Meeting is being made primarily by the Funds by the mailing on or about June 28, 2024 of the Notice of Joint Annual Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of AAI, and/or its affiliates and by EQ Fund Solutions, LLC, the solicitation firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone or other electronic means.

The Board has set the close of business on June 11, 2024 as the record date (“Record Date”), and only shareholders of record on the Record Date will be entitled to vote on the Proposals and any other matters at the 2024 Annual Meeting. Additional information regarding outstanding shares and voting your proxy is included below.

Voting Rights

Only shareholders of record of the Funds on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the 2024 Annual Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each Fund’s Shareholders will vote separately on each proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Boards that is properly executed and returned in time to be voted at the 2024 Annual Meeting will be voted at the 2024 Annual Meeting in accordance with the instructions on the proxy. If no specification is made on a proxy, it will be voted FOR the election of the Trustee/Directors of the Funds named under Proposals 2 and 3. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy or by attending the 2024 Annual Meeting and voting. Any letter of revocation or later-dated proxy must be received by the Funds prior to the 2024 Annual Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the 2024 Annual Meeting in the same manner that proxies voted by mail may be revoked.

For Proposal 1, the Funds understand that the NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract and other material matters. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to Proposal 1. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present “Broker non-votes” occur where: (i) shares represented at the Meeting are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Abstentions or broker non-votes will have the effect of a vote against each proposal.

Quorum; Adjournment

For each Fund, a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Funds at the 2024 Annual Meeting. Assuming the presence of a quorum, for the purposes of Proposals 1, 2 and 3, the failure to return a properly executed proxy card or otherwise authorized proxy, an abstention or a broker non-vote, if any, will have the same effect as a vote against each proposal.

The 2024 Annual Meeting may be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the 2024 Annual Meeting of any other Fund. In the event a quorum is present at the 2024 Annual Meeting, but sufficient votes to approve a proposal have not been received, the Chairman of the 2024 Annual Meeting may adjourn the 2024 Annual Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Additional Solicitation

If there are not enough shares represented at the 2024 Annual Meeting for a quorum or votes to approve a proposal at the 2024 Annual Meeting, the Chairman may adjourn the 2024 Annual Meeting to permit the further solicitation of proxies.

Share Ownership

All shareholders of record of a Fund on the Record Date are entitled to one vote for each share held. The Growth Fund has opted into the Maryland Control Share Acquisition Act. A January 2023 Memorandum of Decision and Order issued by a Massachusetts Superior Court judge has held that a by-laws provision limiting the ability of shareholders to vote shares in excess of a specified amount is not permissible under the 1940 Act. As a result of this decision, there is some uncertainty whether a registered investment company such as the Fund may rely on the Maryland Business Control Share Acquisition Act.

As of the Record Date, there were 282,594,292 outstanding shares of beneficial interest of Equity Fund and 60,155,589 outstanding shares of common stock of Growth Fund. To the knowledge of the Funds, as of the Record Date, the following owners were known to own more than 5% of the outstanding shares of the Growth Fund:

Equity Fund(a)	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
N/A

Growth Fund(a)	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation 120 East Liberty Drive, Suite 4 Wheaton, Illinois 60187	5,783,269(b)	9.77%	Beneficial
(a)	The table above shows 5% or greater shareholders’ ownership of Shares as of June 11, 2024. Based on Schedule 13G/13D and Form 4 filings made on or before June 11, 2024.

(b)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their schedule 13G jointly and did not differentiate holdings as to each entity.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Funds’ officers and Trustees/Directors, officers and directors of the investment adviser or sub-adviser, affiliated persons of the investment adviser or sub-adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s Common Shares to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms were required to be filed, the Funds believe that as of the Funds’ fiscal year end on December 31, 2023, all Section 16(a) filing requirements applicable to the Funds’ officers and Trustees/Directors, officers and directors of the investment adviser or sub-advisers, affiliated persons of the investment adviser or sub-advisers, and greater than 10% beneficial owners were complied with.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Funds’ proxy statement and form of proxy for the annual meeting of shareholders to be held in 2024 should have been received by the Secretary of the relevant Fund no later than March 2, 2024. To submit a shareholder proposal for a Fund’s annual meeting, a shareholder is required to give to a Fund notice of, and specified information with respect to any proposals pursuant to Rule 14a-8 under the Exchange Act by February 21, 2025. In addition, pursuant to each Fund’s By-Laws, a shareholder is required to give to a Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2024 annual meeting not later than the close of business on the one hundred twentieth (120th) day, nor earlier than the close of business on the one hundred fiftieth (150th) day, prior to the first anniversary of the date of public release of the notice for the preceding year’s annual meeting. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Exchange Act, a Fund may solicit proxies in connection with the 2024 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the relevant Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

You must submit any shareholder proposals and nominations to the Secretary of the Funds, 1290 Broadway, Suite 1000, Denver, CO 80203.

The persons named as proxies for the 2024 Annual Meeting of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with SEC’s proxy rules.

HOUSEHOLDING OF PROXY MATERIALS

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record, unless the Funds have received instructions to the contrary. If a shareholder needs an additional copy of an Annual Report or Semi-Annual Report or this Proxy Statement, please contact the Funds at 1-800-241-1850. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other household members, please contact the Funds in writing at: 1290 Broadway, Suite 1000, Denver, CO 80203 or call the Funds at 1-800-241-1850.

Exhibit A

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

_________, 2024

Re:	Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for managing the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs Westfield Capital Management Company, L.P. (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A.           In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Articles of Incorporation and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Directors, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B.           As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)	keep the Fund Manager and the Board of Directors of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Directors of the Fund; attend meetings with the Fund Manager and/or Directors, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Directors;

(iv)	in accordance with procedures and methods established by the Directors of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)	cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time. The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A.            In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.           Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C.           The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule A. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act). Except as may otherwise be provided by the Act or any other federal securities law, the Portfolio Manager shall indemnify and hold harmless the Fund Manager and the Fund, and their officers and employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, the “Fund Indemnitees”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Portfolio Manager’s action or inaction or based on this Agreement; provided however, the Portfolio Manager shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or the Trust in the performance of any of their duties or obligations hereunder.

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law. The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Directors with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

F. The Portfolio Manager will: (i) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the U.S. Securities and Exchange Commission (the “SEC”) on a timely basis and included all of the securities required to be reported by the SEC; (ii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iii) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

G. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

H. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

I. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Directors and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedule A may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Directors who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Directors or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Directors as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Colorado.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
Attn: Chief Legal Officer
Phone: (303) 623-2577
E-mail: notices@sscinc.com

To the Portfolio Manager:

Attn: Compliance Dept.

Westfield Capital Management Company, L.P.

One Financial Center, 23rd Floor

Suite 2300

Boston, MA 02111
Email: wcmcompliance@wcmgmt.com

Phone: 617-428-7100

******************

LIBERTY ALL-STAR GROWTH FUND, INC.

By:

Name:	Mark Haley
Title:	President

ALPS ADVISORS, INC.

By:

Name:	Laton Spahr
Title:	President

ACCEPTED:

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

By:
Name:	Kathryn Kearney
Title:	Partner, CFO, CCO

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE A

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of

(1)	0.40% of the Portfolio Manager’s Percentage (as defined below) of the average daily net assets of the Fund up to and including $300 million; and

(2)	0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Each monthly payment set forth above shall be based on the average daily net assets during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month in which such effective date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net assets in the Portfolio Manager Account by the Fund’s average daily net assets.

LIBERTY ALL-STAR® EQUITY FUND
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
One Financial Center, 4th Floor,
Boston, MA 02111
on August 28, 2024
at 9:00 a.m. Eastern Time.

Please detach at perforation before mailing.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Mark T. Haley and Robert Milas, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Liberty All-Star® Equity Fund (the "Fund") which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held at One Financial Center, 4th Floor, Boston, Massachusetts 02111 on August 28, 2024 at 9:00 a.m. Eastern Time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Joint Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Joint Annual Meeting.

A majority of the proxies present and acting at the Joint Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 3 and in the discretion of the proxy holder as to any other matter that may properly come before the Joint Annual Meeting.** Please refer to the Joint Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

USA_34006_061024
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to Be Held on August 28, 2024.
The Joint Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/lib-34006

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Joint Annual Meeting or any adjournment(s).

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal **The Board of Trustees recommends a vote "FOR" each Nominee in Proposal 3.**

3. To Elect Two (2) Trustees to the Board to a three-year term.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Edmund J. Burke	02. Maureen K. Usifer	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number and name on the line provided.____________________________

Note: The Fund may transact such other business, including adjournment(s) of the Joint Annual Meeting, as may properly come before the 2024 Joint Annual Meeting or any adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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xxxxxxxxxxxxxx USA 34006 xxxxxxxx